Prospectus Supplement — October 1, 2012 to the Prospectuses, as supplemented, of the following fund:

Fund	Prospectuses Dated
Columbia Large Core Quantitative Fund	9/29/2011

The following changes are hereby made to the prospectuses of the Fund:

Fees and Expenses of the Fund

The fee and expense table in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I, R, R4, R5, W, Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of offering price at the time of purchase, or current net asset value, whichever is less)	1%	5%	1%	None

Annual Fund Operating Expenses(a) (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I	Class R	Class R4	Class R5	Class W	Class Z
Management fees	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%

Other expenses	0.38%	0.38%	0.38%	0.07%	0.38%	0.37%	0.12%	0.38%	0.38%

Total annual fund operating expenses	1.22%	1.97%	1.97%	0.66%	1.47%	0.96%	0.71%	1.22%	0.97%

Less: Fee waiver/expense reimbursement(b)	(0.02%)	(0.02%)	(0.02%)	(0.00%)	(0.02%)	(0.00%)	(0.00%)	(0.02%)	(0.02%)

Total annual fund operating expenses after fee waiver/expense reimbursement(b)	1.20%	1.95%	1.95%	0.66%	1.45%	0.96%	0.71%	1.20%	0.95%

(a)	Expense ratios have been adjusted to reflect current fees.
(b)

Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until November 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses will not, subject to applicable exclusions, exceed the annual rates of 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 0.75% for Class I, 1.45% for Class R, 1.05% for Class R4, 0.80% for Class R5, 1.20% for Class W and 0.95% for Class Z.

The Example in the section entitled “Fees and Expenses of the Fund” is hereby replaced with the following:

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods (unless otherwise noted). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes contractual commitments to waive fees and reimburse expenses expiring as indicated in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$690	$938	$1,206	$1,970

Class B (if shares are redeemed)	$698	$917	$1,262	$2,104

Class B (if shares are not redeemed)	$198	$617	$1,062	$2,104

Class C (if shares are redeemed)	$298	$617	$1,062	$2,299

Class C (if shares are not redeemed)	$198	$617	$1,062	$2,299

Class I (whether or not shares are redeemed)	$67	$211	$368	$826

Class R (whether or not shares are redeemed)	$148	$463	$802	$1,761

Class R4 (whether or not shares are redeemed)	$98	$306	$532	$1,183

Class R5 (whether or not shares are redeemed)	$73	$227	$396	$886

Class W (whether or not shares are redeemed)	$122	$385	$669	$1,480

Class Z (whether or not shares are redeemed)	$97	$307	$535	$1,192

S-6263-1 A (10/12)

The section entitled “More about Annual Fund Operating Expenses” is hereby replaced with the following:

More about Annual Fund Operating Expenses and Past Performance

The following information is presented in addition to, and should be read in conjunction with, the information that appears in the Summary of the Fund.

Calculation of Annual Fund Operating Expenses. Annual fund operating expenses shown in the “Fees and Expenses of the Fund” section of this prospectus are generally based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratios are not adjusted to reflect the Fund’s average net assets as of a different period or a different point in time, as the Fund’s asset levels will fluctuate. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table.

The commitment by the investment manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected to provide a limit to the impact of any increase in the Fund’s operating expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The investment manager and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding certain fees and expenses as described below) through November 30, 2013, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees (the Board), so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 0.75% for Class I, 1.45% for Class R, 1.05% for Class R4, 0.80% for Class R5, 1.20% for Class W and 0.95% for Class Z.

Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds (ETFs)), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effect of fee waivers and/or expense reimbursements on Past Performance. The Fund’s returns shown in the “Past Performance” section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Without such fee waivers and/or expense reimbursements, the Fund’s returns would have been lower.

Fund Management and Compensation

The fourth and fifth paragraphs under the section entitled “Fund Management and Compensation” are hereby replaced with the following:

The Fund pays Columbia Management a fee for managing its assets. Under the Investment Management Services Agreement (IMS Agreement), the fee for the most recent fiscal year was 0.61% of the Fund’s average daily net assets, including annualized adjustments of 0.02% resulting from the termination of the Fund’s performance incentive adjustment arrangement. The performance incentive adjustment (PIA) was computed by comparing the Fund’s performance to the performance of an index of comparable funds published by Lipper Inc. The index against which the Fund’s performance was measured for purposes of the performance incentive adjustment was the Lipper Large Cap Core Funds Index. The maximum adjustment (increase or decrease) was 0.12% of the Fund’s average net assets on an annual basis. The PIA was terminated on July 1, 2011. Under the IMS Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

S-6263-1 A (10/12)